Exhibit 10-q-7
For Persons Not With a Change of Control Agreement

ROCKWELL COLLINS, INC.

PERFORMANCE SHARE AGREEMENT

PERFORMANCE SHARE TERMS AND CONDITIONS

[Date]

Target Performance Shares:  _____________shares of Company Common Stock

PERSONAL AND CONFIDENTIAL

[Name]

Personnel Number:___________

Dear [Name]:

We are pleased to confirm that, as a key employee of Rockwell Collins, Inc. and its subsidiaries (“Rockwell Collins” or the “Company”), you have been granted performance shares denominated in shares of Common Stock of the Company and based on the target shares stated above (the “Performance Shares”) pursuant to this agreement (this “Agreement”) and under the Rockwell Collins 2006 Long-Term Incentives Plan, as amended (the “Plan”).

Any payout of your Performance Shares is based on the achievement by Rockwell Collins of the goals for Cumulative Sales and Return on Sales for its fiscal years of ______ through _______ [covering three fiscal years] (the “Performance Period”) as set forth in the matrix attached as Exhibit A (the “Matrix”).  Any payout based on performance pursuant to the Matrix is to be further adjusted based on Total Shareowner Return (TSR) as specified below. The terms and conditions of these Performance Shares are as set forth in more detail below.

1.  Confirmation of Award.  Together with any letter transmitting this document to you, this Agreement confirms your award in accordance with the terms as set forth herein.

2.  Amount Payable Pursuant to Awards.  Subject to the provisions of this Agreement, the share amounts payable to you pursuant to your Performance Shares shall be determined as follows:

(a)  The percentage of target awards earned will be the percentage found at the intersection in the Matrix of the final results achieved for Cumulative Sales and for Return on Sales for the Performance Period (as determined pursuant to Section 3).

(b)  If the final results achieved for the Performance Period fall between the levels of performance specified in the Matrix, the percentage of target awards payable will be interpolated consistent with the range in which the Cumulative Sales and Return on Sales falls as conclusively determined by the Committee (as defined below).

Without Change of Control

1

(c)  No amount shall be payable for the Performance Period if the Cumulative Sales or Return on Sales (as determined pursuant to paragraph 3) for the Performance Period is less than the minimum level for the Performance Period as indicated in the Matrix.

(d)  The payments as determined for achievement against goals for Cumulative Sales and for Return on Sales for the Performance Period will be further adjusted for the Company’s Total Shareowner Return (TSR) performance (as determined pursuant to Section 3) relative to the 14 peer companies listed on the attached Exhibit B.  If relative performance is among the top 4 of the peer companies, the payments will be adjusted upward by 20%.  If relative performance is among the bottom 4 of the peer companies, the payments will be reduced by 20%.  If the relative performance is not among the top 4 companies or among the bottom 4 companies, it will be deemed to be among the middle group of companies and there will be no adjustment.

Subject to the provisions of this Agreement the amount payable to you pursuant to the Performance Shares with respect to the Performance Period shall be paid in Common Stock, less applicable taxes, by Rockwell Collins as soon as practicable after the end of the Performance Period and after receipt of the accountant’s letter for the Performance Period pursuant to Section 13, and in any event within the calendar year within which the Performance Period ends.  The Performance Shares represent the Company’s unfunded and unsecured promise to issue shares of Common Stock at a future date, subject to the terms of this Agreement and the Plan.  You have no rights under the Performance Shares or this Agreement other than the rights of a general unsecured creditor of the Company.  Until the distribution of any Common Stock after vesting is evidenced in book entry form at the transfer agent, is placed into a brokerage account or a stock certificate is issued, you shall not have, with respect to the Performance Shares, rights to vote or receive dividends or any other rights as a shareowner.

3.  Definitions and Determination of Financial Performance.  “Cumulative Sales” means, for the Performance Period, the total Sales as reported by the Company in its audited financial statements.  “Return on Sales” means, for the Performance Period, the rate determined by dividing Net Income by Sales.  Both Net Income and Sales will be the three year cumulative values as reported in the Company’s audited financial statements after adjusting for extraordinary income and expense items.  The foregoing definitions and measures will exclude the base sales and net income for all divestitures and for acquisitions with sales for the acquired business’ last twelve completed months that comprise up to 10% of Rockwell Collins base sales for its last twelve completed months at the time of acquisition.  Such definitions and measures will include post-acquisition growth related to these acquisitions.   With respect to acquisitions with sales that comprise up to 10% of total Rockwell Collins’ base sales revenue at the time of divestiture or acquisition, Net Income will also be adjusted for “fair value” expenses of the transaction including investment banker charges, amortization of intangibles, physical property step-ups, and imputed interest on the acquisition value.  The Committee reserves its discretion pursuant to Section 10 below to make necessary or appropriate adjustments to the definitions and measures or otherwise for acquisitions, divestitures and other matters referenced in Section 10.

 TSR is measured by adding (i) the total stock price growth for the Performance Period, measured by comparing the average stock price during October ____ [the first year of the Performance Period] to the average stock price during September _____ [the last year of the Performance Period], and (ii) dividends paid, measured as if reinvested in stock at the payment date.  In the event of substantial changes causing an inability to calculate TSR for one or more of the peer companies listed on the attached Exhibit B (or in the event of spinoffs or similar transactions causing a peer company to split into two or more peer companies), the list of peer companies shall be adjusted accordingly to take such events into account and the new group of peer companies shall for purposes of Section 2(d) be divided into a top, middle and bottom group of performers.  If the number of peer companies is 14, 15 or 16 companies, there will be 4 of the resulting peers in each of the top and bottom groupings and the remaining number of peer companies shall be assigned to the middle group.  If the number of peer companies is 10, 11, 12 or 13 companies, there will be 3 of the resulting peers in each of the top and bottom groupings and the remaining number of peer companies shall be assigned to the middle group.

Without Change of Control

2

In connection with the receipt of the accountant's letter for the Performance Period pursuant to Section 13, the committee of the Board of Directors of Rockwell Collins administering the Plan (which committee is herein called the “Committee” and which, on the date hereof, is the Compensation Committee) shall determine the Cumulative Sales, Return on Sales and the TSR results and ranking for the Performance Period after taking into account any adjustment as contemplated in Section 10.

4.  Payment of Performance Shares Denominated in Shares of Common Stock.  The Performance Shares denominated in shares of Common Stock are payable in shares of the Company’s Common Stock; provided, however, that the Committee may, in its sole discretion, make a cash payment equal to the Fair Market Value of shares of Common Stock otherwise required to be issued.  The Company may issue shares of Common Stock in book entry form in connection with the payout of Performance Shares.  In lieu of fractional shares the Company may determine, in its sole discretion, to pay cash or to round such shares to the closest whole number.   The future value of the shares of Common Stock underlying the Performance Shares is unknown and cannot be predicted with certainty.

5.  Transferability of Award.  The Performance Shares shall not be transferable by you except by will or by the laws of descent and distribution.

6.  Termination of Employment for Death or Disability.  If your employment by the Company terminates during the Performance Period by reason of your death, disability or retirement under a retirement plan of the Company, you will continue to be eligible to receive a payment, if any, that would otherwise be payable pursuant to Section 2, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of employment and shall be paid at the time such amount would otherwise be payable as specified in Section 2.  Disability shall be defined for purposes of this Agreement as a disability for a continuous period of at least six months under the Company’s long-term disability plan during the period of your continuous service as an employee of the company.

7.  Termination of Employment for Other Reasons.  Except as otherwise provided in Sections 9 through 12, if your employment by the Company terminates during the Performance Period other than by reason of your death, disability, or retirement under a retirement plan of the Company, you will not be entitled to any payment pursuant to Section 2 with respect to the Performance Period.

8.  Forfeiture of Award for Detrimental Activity.  If you engage in detrimental activity (as defined in this Section 8) at any time (whether before or after termination of your employment), you will not be entitled to any payment hereunder and you will forfeit all rights with respect to the Performance Shares under this Agreement.  For purposes of this Section 8, "detrimental activity" shall mean willful, reckless or grossly negligent activity that is determined by the Committee to be detrimental to or destructive of the business or property of the Company.  Any such determination of the Committee shall be final and binding for all purposes.  Notwithstanding the foregoing, no payment hereunder shall be forfeited or become not payable by virtue of this Section 8 on or after the date of a Change of Control (as defined in the Plan) unless the “Cause” standard set forth in Section 11(b) is satisfied.

Without Change of Control

3

9.  Transfer of Employment; Leave of Absence.  Except as otherwise required by Internal Revenue Code Section 409A, for the purposes of this Agreement, (a) a transfer of your employment from Rockwell Collins to a subsidiary or vice versa, or from one subsidiary of Rockwell Collins to another, without an intervening period, shall not be deemed a termination of employment, and (b) if you are granted in writing a leave of absence, you shall be deemed to have remained in the employ of Rockwell Collins or a subsidiary of Rockwell Collins during such leave of absence.  If your level of employment changes, the Company may adjust your target payment hereunder to pro rate the portion of the Performance Period that elapses (i) prior to the change in employment status at the old target payment level and (ii) after the change at the new target payment level, if any.  Any promotion to the ranks of “Designated Senior Executive” requires Committee action to adjust the target payment hereunder.  If you are entitled to payment under this Agreement upon a termination of employment, Section 409A's definition of "separation of service," including its rules on leaves of absences, will be used to determine the date on which you actually terminate employment.

10.  Adjustments.  (a)  Adjustments (which may be increases or decreases) may be made by the Committee in the Cumulative Sales and Return on Sales as well as in the TSR and list of peer companies, to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances, including, without limitation, acquisitions or divestitures by or other material changes in the Company or peer companies, provided that no adjustment shall be made which would result in an increase in your compensation if your compensation is subject to the limitation on deductibility under Section 162(m) of the Internal Revenue Code, as amended, or any successor provision, for the year with respect to which the adjustment occurs.

(b)  In the event of any change in or affecting the outstanding shares of Common Stock of the Company by reason of a stock dividend or split, merger or consolidation, or various other events, adjustments will be made as appropriate in connection with the Performance Shares as contemplated in the Plan.

(c)  Subject to the provisions of Section 11, the determination of the Committee as to the terms of any adjustment made pursuant to this Section 10 shall be binding and conclusive upon you and any other person or persons who are at any time entitled to receipt of any payment pursuant to the award.

11.  Change of Control.  (a)  Notwithstanding any other provision of this Agreement to the contrary, in the event that during the Performance Period your employment is terminated on or after a Change of Control (as defined in the Plan) (i) by the Company other than for Cause (as defined in Section 11(b)) or (ii) by you for Good Reason (as defined in Section 11(c)), your award shall become nonforfeitable and shall be paid out on the date of your “separation from service” within the meaning of Section 409A, as if the Performance Period hereunder had been completed or satisfied and as if the Cumulative Sales and Return on Sales as well as TSR for the Company for the Performance Period were sufficient to enable a payment to you pursuant to Section 2 of the amount that is equal to your target performance shares set forth on the first page of this letter multiplied by the average actual percentage payout for the Company’s long-term incentive performance shares for the prior three completed performance periods, not to exceed the maximum allowed in the cycle being paid.

(b)           For purposes of Sections 8 and 11(a), termination for "Cause" shall mean:

(i)            your willful and continued failure to perform substantially your duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Senior Vice President, Human Resources of the Company or his/her designee which specifically identifies the manner in which the Senior Vice President, Human Resources or his/her designee believes that you have not substantially performed your duties, or

Without Change of Control

4

(ii)           your willful engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of you, shall be considered "willful" unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company.  Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company.

(c)           For purposes of this Agreement, "Good Reason" shall mean:

(i)           the assignment to you of any duties inconsistent in any material respect with your most significant position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held, exercised and assigned at any time during the 120-day period immediately preceeding the Change of Control, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you;

(ii)           any failure by the Company to maintain your compensation at a level consistent with that generally in effect prior to any Change of Control, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you;

(iii)          requiring you to be based at any office or location other than the location where you were employed immediately preceding the Change of Control unless any office or location is less than 35 miles from such location, or if the distance from the new location to your residence is less than the distance from the old location to the residence;

(iv)          any purported termination by the Company of your employment otherwise than as expressly  permitted by this Agreement; or

(v)           any failure by the Company to comply with and satisfy Section 18(b) of this Agreement.

For purposes of this Section 11(c), any good faith determination of "Good Reason" made by you shall be conclusive.

(d)           Notwithstanding anything to the contrary in this Agreement (except to the extent that Section 11(a) provides for an earlier payment upon a termination of employment), if a Change of Control occurs during the Performance Period, the payment date for your Performance Shares will be deemed to be November 2012.

Without Change of Control

5

12.  Divestiture.  In the event that your principal employer is a subsidiary of Rockwell Collins, it is possible that your principal employer may cease to be a subsidiary of Rockwell Collins during the Performance Period and that your employment with the Company terminates as a result (the date of such cessation is herein called the Divestiture Date).  If your Performance Shares are nonforfeitable at the time of the Divestiture Date and the divestiture of your principal employer at that time constitutes a "change in control event" that meets the requirements of Section 409A, then your Performance Shares shall become nonforfeitable (to the extent not already nonforfeitable) and shall be paid out on the Divestiture Date (x) as if the Performance Period hereunder had been completed or satisfied and as if the Cumulative Sales and Return on Sales as well as TSR for the Company for the Performance Period were sufficient to enable a payment to you pursuant to Section 2 of the amount that is equal to your target performance shares set forth on the first page of this letter, multiplied by the average actual percentage payout for the Company’s long-term incentive performance shares for the prior three completed performance periods, not to exceed the maximum allowed in the cycle being paid.  If the divestiture of your principal employer at that time does not meet the requirements of a "change in control event" under Section 409A, then your Performance Shares shall become nonforfeitable (to the extent not already nonforfeitable) on the Divestiture Date and shall be paid out in November 2012 consistent with the payout amount approved by the Compensation Committee at their November 2012 meeting.

13.  Accountant's Letter.  As soon as practicable after the end of the Performance Period, the Committee shall obtain a letter or other communication from the Company’s Senior Vice President and Chief Financial Officer or the Vice President, Finance and Controller, or one of their successors or designees, to the effect that such person has reviewed the determination for the Performance Period of the Cumulative Sales and Return on Sales as well as TSR results and ranking of the Company and that in such person’s opinion such determinations have been made in accordance with Section 3.

14.  Employment Rights.  You shall not have any rights of continued employment with the Company as a result of the Performance Shares, other than the payment rights expressly contemplated herein.

15.  Section 409A.

(a)           Notwithstanding any other provision of this Agreement to the contrary, the Company makes no representation that any amount payable under this Agreement will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to such amount.

(b)           To the extent that any amount payable under this Agreement is paid upon a “separation from service” (within the meaning of Section 409A) to a “specified employee” (within the meaning of Section 409A), then such amount will not be paid during the six (6) month period following such separation from service.

16.  Tax Withholding.  Upon any payment to you of cash and/or Common Stock of the Company hereunder, Federal income and other tax withholding (and state and local income tax withholding, if applicable) may be required by the Company in respect of taxes on income realized by you.  The Company will withhold such required amounts from your payments, unless the Company has made other arrangements with you for you to promptly remit an amount sufficient to pay such withholding taxes.

17.  Governing Law.  This Agreement and the awards provided for hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

18.  Successors.  (a)  This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

Without Change of Control

6

(b)  The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

19.  Administration.  Consistent with Section 8 of the Plan, the Committee shall interpret and administer the Plan, this Agreement and the Performance Shares.  The actions and determinations of the Committee on all matters relating to the Plan, this Agreement and the Performance Shares will be final and conclusive.

20.  Entire Agreement.  This Agreement and the other terms applicable to Performance Shares granted under the Plan embody the entire agreement and understanding between Rockwell Collins and you with respect to the Performance Shares, and there are no representations, promises, covenants, agreements or understandings with respect to the Performance Shares other than those expressly set forth in this Agreement and the Plan.  Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained from the office of the Secretary of the Company.

Sincerely yours,

ROCKWELL COLLINS, INC.

Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Rockwell Collins, Inc.
400 Collins Road NE, M/S 124-323
Cedar Rapids, IA 52498-0001

Without Change of Control

7

For Persons With a Change of Control Agreement

ROCKWELL COLLINS, INC.

PERFORMANCE SHARE AGREEMENT

PERFORMANCE SHARE TERMS AND CONDITIONS

[Date]

Target Performance Shares: _________________ shares of Company Common Stock

PERSONAL AND CONFIDENTIAL

[Name]

Personnel Number: ____________

Dear [Name]:

We are pleased to confirm that, as a key employee of Rockwell Collins, Inc. and its subsidiaries (“Rockwell Collins” or the “Company”), you have been granted performance shares denominated in shares of Common Stock of the Company and based on the target shares stated above (the “Performance Shares”) pursuant to this agreement (this “Agreement”) and under the Rockwell Collins 2006 Long-Term Incentives Plan, as amended (the “Plan”).

Any payout of your Performance Shares is based on the achievement by Rockwell Collins of the goals for Cumulative Sales and Return on Sales for its fiscal years of ______ through _______ [covering three fiscal years] (the “Performance Period”) as set forth in the matrix attached as Exhibit A (the “Matrix”).  Any payout based on performance pursuant to the Matrix is to be further adjusted based on Total Shareowner Return (TSR) as specified below. The terms and conditions of these Performance Shares are as set forth in more detail below.

1.  Confirmation of Award.  Together with any letter transmitting this document to you, this Agreement confirms your award in accordance with the terms as set forth herein.

2.  Amount Payable Pursuant to Awards.  Subject to the provisions of this Agreement, the share amounts payable to you pursuant to your Performance Shares shall be determined as follows:

(a)  The percentage of target awards earned will be the percentage found at the intersection in the Matrix of the final results achieved for Cumulative Sales and for Return on Sales for the Performance Period (as determined pursuant to Section 3).

(b)  If the final results achieved for the Performance Period fall between the levels of performance specified in the Matrix, the percentage of target awards payable will be interpolated consistent with the range in which the Cumulative Sales and Return on Sales falls as conclusively determined by the Committee (as defined below).

(c)  No amount shall be payable for the Performance Period if the Cumulative Sales or Return on Sales (as determined pursuant to Section 3) for the Performance Period is less than the minimum level for the Performance Period as indicated in the Matrix.

With Change of Control

(d)  The payments as determined for achievement against goals for Cumulative Sales and for Return on Sales for the Performance Period will be further adjusted for the Company’s TSR performance (as determined pursuant to Section 3) relative to the 14 peer companies listed on the attached Exhibit B.  If relative performance is among the top 4 of the peer companies, the payments will be adjusted upward by 20%.  If relative performance is among the bottom 4 of the peer companies, the payments will be reduced by 20%.  If the relative performance is not among the top 4 companies or among the bottom 4 companies, it will be deemed to be among the middle group of companies and there will be no adjustment.

Subject to the provisions of this Agreement, the amount payable to you pursuant to the Performance Shares with respect to the Performance Period shall be paid in Common Stock, less applicable taxes, by Rockwell Collins as soon as practicable after the end of the Performance Period and after receipt of the accountant’s letter for the Performance Period pursuant to Section 13, and in any event within the calendar year within which the Performance Period ends.  The Performance Shares represent the Company’s unfunded and unsecured promise to issue shares of Common Stock at a future date, subject to the terms of this Agreement and the Plan.  You have no rights under the Performance Shares or this Agreement other than the rights of a general unsecured creditor of the Company.  Until the distribution of any Common Stock after vesting is evidenced in book entry form at the transfer agent, is placed into a brokerage account or a stock certificate is issued, you shall not have, with respect to the Performance Shares, rights to vote or receive dividends or any other rights as a shareowner.

3.  Definitions and Determination of Financial Performance.  “Cumulative Sales” means, for the Performance Period, the total Sales as reported by the Company in its audited financial statements.  “Return on Sales” means, for the Performance Period, the rate determined by dividing Net Income by Sales.  Both Net Income and Sales will be the three year cumulative values as reported in the Company’s audited financial statements after adjusting for extraordinary income and expense items.  The foregoing definitions and measures will exclude the base sales and net income for all divestitures and for acquisitions with sales for the acquired business’ last twelve completed months that comprise up to 10% of Rockwell Collins base sales for its last twelve completed months at the time of acquisition.  Such definitions and measures will include post-acquisition growth related to these acquisitions.   With respect to acquisitions with sales that comprise up to 10% of total Rockwell Collins’ base sales revenue at the time of divestiture or acquisition, Net Income will also be adjusted for “fair value” expenses of the transaction including investment banker charges, amortization of intangibles, physical property step-ups, and imputed interest on the acquisition value.  The Committee reserves its discretion pursuant to Section 10 below to make necessary or appropriate adjustments to the definitions and measures or otherwise for acquisitions, divestitures and other matters referenced in Section 10.

TSR is measured by adding (i) the total stock price growth for the Performance Period, measured by comparing the average stock price during October ____ [the first year of the Performance Period] to the average stock price during September _____ [the last year of the Performance Period], and (ii) dividends paid, measured as if reinvested in stock at the payment date.  In the event of substantial changes causing an inability to calculate TSR for one or more of the peer companies listed on the attached Exhibit B (or in the event of spinoffs or similar transactions causing a peer company to split into two or more peer companies), the list of peer companies shall be adjusted accordingly to take such events into account and the new group of peer companies shall for purposes of Section 2(d) be divided into a top, middle and bottom group of performers.  If the number of peer companies is 14, 15 or 16 companies, there will be 4 of the resulting peers in each of the top and bottom groupings and the remaining number of peer companies shall be assigned to the middle group.  If the number of peer companies is 10, 11, 12 or 13 companies, there will be 3 of the resulting peers in each of the top and bottom groupings and the remaining number of peer companies shall be assigned to the middle group.

With Change of Control

In connection with the receipt of the accountant's letter for the Performance Period pursuant to Section 13, the committee of the Board of Directors of Rockwell Collins administering the Plan (which committee is herein called the “Committee” and which, on the date hereof, is the Compensation Committee) shall determine the Cumulative Sales, Return on Sales and the TSR results and ranking for the Performance Period after taking into account any adjustment as contemplated in Section 10.

4.  Payment of Performance Shares Denominated in Shares of Common Stock.  The Performance Shares denominated in shares of Common Stock are payable in shares of the Company’s Common Stock; provided, however, that the Committee may, in its sole discretion, make a cash payment equal to the Fair Market Value of shares of Common Stock otherwise required to be issued.  The Company may issue shares of Common Stock in book entry form in connection with the payout of Performance Shares.  In lieu of fractional shares the Company may determine, in its sole discretion, to pay cash or to round such shares to the closest whole number.   The future value of the shares of Common Stock underlying the Performance Shares is unknown and cannot be predicted with certainty.

5.  Transferability of Award.  The Performance Shares shall not be transferable by you except by will or by the laws of descent and distribution.

6.  Termination of Employment for Death or Disability.  If your employment by the Company terminates during the Performance Period by reason of your death, disability or retirement under a retirement plan of the Company, you will continue to be eligible to receive a payment, if any, that would otherwise be payable pursuant to Section 2, but any such amount shall be pro rated for the portion of the Performance Period that elapsed prior to this termination of employment and shall be paid at the time such amount would otherwise be payable as specified in Section 2.  Disability shall be defined for purposes of this Agreement as a disability for a continuous period of at least six months under the Company’s long-term disability plan during the period of your continuous service as an employee of the Company.

7.  Termination of Employment for Other Reasons.  Except as otherwise provided in Sections 9 through 12, if your employment by the Company terminates during the Performance Period other than by reason of your death, disability, or retirement under a retirement plan of the Company, you will not be entitled to any payment pursuant to Section 2 with respect to the Performance Period.

8.  Forfeiture of Award for Detrimental Activity.  If you engage in detrimental activity (as defined in this Section 8) at any time (whether before or after termination of your employment), you will not be entitled to any payment hereunder and you will forfeit all rights with respect to the Performance Shares under this Agreement.  For purposes of this Section 8, "detrimental activity" shall mean willful, reckless or grossly negligent activity that is determined by the Committee to be detrimental to or destructive of the business or property of the Company.  Any such determination of the Committee shall be final and binding for all purposes.  Notwithstanding the foregoing, no payment hereunder shall be forfeited or become not payable by virtue of this Section 8 on or after the date of a Change of Control (as defined in the Plan) unless the “Cause” standard set forth in Section 11(b) is satisfied.

9.  Transfer of Employment; Leave of Absence.  Except as otherwise required by Internal Revenue Code Section 409A, for the purposes of this Agreement, (a) a transfer of your employment from Rockwell Collins to a subsidiary or vice versa, or from one subsidiary of Rockwell Collins to another, without an intervening period, shall not be deemed a termination of employment, and (b) if you are granted in writing a leave of absence, you shall be deemed to have remained in the employ of Rockwell Collins or a subsidiary of Rockwell Collins during such leave of absence.  If your level of employment changes, the Company may adjust your target payment hereunder to pro rate the portion of the Performance Period that elapses (i) prior to the change in employment status at the old target payment level and (ii) after the change at the new target payment level, if any.  Any promotion to the ranks of “Designated Senior Executive” requires Committee action to adjust the target payment hereunder.  If you are entitled to payment under this Agreement upon a termination of employment, Section 409A's definition of "separation of service," including its rules on leaves of absences, will be used to determine the date on which you actually terminate employment.

With Change of Control

10.  Adjustments.  (a)  Adjustments (which may be increases or decreases) may be made by the Committee in the Cumulative Sales and Return on Sales as well as in the TSR and list of peer companies, to take into account changes in law and accounting and tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances, including, without limitation, acquisitions or divestitures by or other material changes in the Company or peer companies, provided that no adjustment shall be made which would result in an increase in your compensation if your compensation is subject to the limitation on deductibility under Section 162(m) of the Internal Revenue Code, as amended, or any successor provision, for the year with respect to which the adjustment occurs.

(b)  In the event of any change in or affecting the outstanding shares of Common Stock of the Company by reason of a stock dividend or split, merger or consolidation, or various other events, adjustments will be made as appropriate in connection with the Performance Shares as contemplated in the Plan.

(c)  Subject to the provisions of Section 11, the determination of the Committee as to the terms of any adjustment made pursuant to this Section 10 shall be binding and conclusive upon you and any other person or persons who are at any time entitled to receipt of any payment pursuant to the award.

11.  Change of Control.  (a)  Notwithstanding any other provision of this Agreement to the contrary, in the event that during the Performance Period your employment is terminated on or after a Change of Control (as defined in the Plan) (i) by the Company other than for Cause (as defined in Section 11(b)) or (ii) by you for Good Reason (as defined in Section 11(c)), your award shall become nonforfeitable and shall be paid out on the date of your “separation from service” within the meaning of Section 409A, as if the Performance Period hereunder had been completed or satisfied and as if the Cumulative Sales and Return on Sales as well as TSR for the Company for the Performance Period were sufficient to enable a payment to you pursuant to Section 2 of the amount that is equal to your target performance shares set forth on the first page of this letter multiplied by the average actual percentage payout for the Company’s long-term incentive performance shares for the prior three completed performance periods, not to exceed the maximum allowed in the cycle being paid.

(b)           For purposes of Sections 8 and 11(a), termination for "Cause" shall mean:

With Change of Control

(i)           your willful and continued failure to perform substantially your duties with the Company or one of its affiliates (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to you by the Board or the Chief Executive Officer of the Company which specifically identifies the manner in which the Board or the Chief Executive Officer of the Company believes that you have not substantially performed your duties, or

(ii)           your willful engaging in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company.

For purposes of this provision, no act or failure to act, on the part of you, shall be considered "willful" unless it is done, or omitted to be done, by you in bad faith or without reasonable belief that your action or omission was in the best interests of the Company.  Any act, or failure to act, based upon authority given pursuant to a resolution duly adopted by the Board or upon the instructions of the Chief Executive Officer or a senior officer of the Company or based upon the advice of counsel for the Company shall be conclusively presumed to be done, or omitted to be done, by you in good faith and in the best interests of the Company.  The cessation of your employment shall not be deemed to be for Cause unless and until there shall have been delivered to you a copy of the resolution duly adopted by the affirmative vote of not less than three-quarters of the entire membership of the Board at the meeting of the Board called and held for such purpose (after reasonable notice is provided to you and you are given an opportunity, together with counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, you are guilty of the conduct described in subparagraph (i) or (ii) above, and specifying the particulars thereof in detail.

(c)            For purposes of this Agreement, "Good Reason" shall mean:

(i)            the assignment to you of any duties inconsistent in any material respect with your most significant position (including status, offices, titles and reporting requirements), authority, duties or responsibilities held, exercised and assigned at any time during the 120-day period immediately preceeding the Change of Control, or any other action by the Company which results in a diminution in such position, authority, duties or responsibilities, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you;

(ii)           requiring you to be based at any office or location other than the location where you were employed immediately preceding the Change of Control or any office or location less than 35 miles from such location, or if the distance from the new location to your residence is less than the distance from the old location to the residence;

(iii)          any failure by the Company to maintain your compensation at a level consistent with that generally in effect prior to any Change of Control, other than an isolated, insubstantial and inadvertent failure not occurring in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by you;

(iv)          any purported termination by the Company of your employment otherwise than as expressly permitted by this Agreement; or

(v)        any failure by the Company to comply with and satisfy Section 18(b) of this Agreement.

For purposes of this Section 11(c), any good faith determination of "Good Reason" made by you shall be conclusive.

With Change of Control

(d)           Notwithstanding anything to the contrary in this Agreement (except to the extent that paragraph 11(a) provides for an earlier payment upon a termination of employment), if a Change of Control occurs during the Performance Period, the payment date for your Performance Shares will be deemed to be November 2012.

12.  Divestiture.  In the event that your principal employer is a subsidiary of Rockwell Collins, it is possible that your principal employer may cease to be a subsidiary of Rockwell Collins during the Performance Period and that your employment with the Company terminates as a result (the date of such cessation is herein called the Divestiture Date).  If your Performance Shares are nonforfeitable at the time of the Divestiture Date and the divestiture of your principal employer at that time constitutes a "change in control event" that meets the requirements of Section 409A, then your Performance Shares shall become nonforfeitable (to the extent not already nonforfeitable) and shall be paid out on the Divestiture Date (x) as if the Performance Period hereunder had been completed or satisfied and as if the Cumulative Sales and Return on Sales as well as TSR for the Company for the Performance Period were sufficient to enable a payment to you pursuant to Section 2 of the amount that is equal to your target performance shares set forth on the first page of this letter multiplied by the average actual percentage payout for the Company’s long-term incentive performance shares for the prior three completed performance periods, not to exceed the maximum allowed in the cycle being paid. If the divestiture of your principal employer at that time does not meet the requirements of a "change in control event" under Section 409A, then your Performance Shares shall become nonforfeitable (to the extent not already nonforfeitable) on the Divestiture Date and shall be paid out in November 2012 consistent with the payout amount approved by the Compensation Committee at its November 2012 meeting

13.  Accountant's Letter.  As soon as practicable after the end of the Performance Period, the Committee shall obtain a letter or other communication from the Company’s Senior Vice President and Chief Financial Officer or the Vice President, Finance and Controller, or one of their successors or designees, to the effect that such person has reviewed the determination for the Performance Period of the Cumulative Sales and Return on Sales as well as TSR results and ranking of the Company and that in such person’s opinion such determinations have been made in accordance with Section 3.

14.  Employment Rights.  You shall not have any rights of continued employment with the Company as a result of the Performance Shares, other than the payment rights expressly contemplated herein.

15.  Section 409A.

(a)           Notwithstanding any other provision of this Agreement to the contrary, the Company makes no representation that any amount payable under this Agreement will be exempt from or comply with Section 409A and makes no undertaking to preclude Section 409A from applying to such amount.

(b)           To the extent that any amount payable under this Agreement is paid upon a “separation from service” (within the meaning of Section 409A) to a “specified employee” (within the meaning of Section 409A), then such amount will not be paid during the six (6) month period following such separation from service.

16.  Tax Withholding.  Upon any payment to you of cash and/or Common Stock of the Company hereunder, Federal income and other tax withholding (and state and local income tax withholding, if applicable) may be required by the Company in respect of taxes on income realized by you.  The Company will withhold such required amounts from your payments, unless the Company has made other arrangements with you for you to promptly remit an amount sufficient to pay such withholding taxes.

With Change of Control

17.  Governing Law.  This Agreement and the awards provided for hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

18.  Successors.  (a)  This Agreement shall inure to the benefit of and be binding upon the Company and its successors and assigns.

(b)  The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to assume expressly and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.  As used in this Agreement, "Company" shall mean the Company as hereinbefore defined and any successor to its business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

19.  Administration.  Consistent with Section 8 of the Plan, the Committee shall interpret and administer the Plan, this Agreement and the Performance Shares.  The actions and determinations of the Committee on all matters relating to the Plan, this Agreement and the Performance Shares will be final and conclusive.

20.  Entire Agreement.  This Agreement and the other terms applicable to Performance Shares granted under the Plan embody the entire agreement and understanding between Rockwell Collins and you with respect to the Performance Shares, and there are no representations, promises, covenants, agreements or understandings with respect to the Performance Shares other than those expressly set forth in this Agreement and the Plan.  Notwithstanding anything in this Agreement to the contrary, the terms of this Agreement shall be subject to the terms of the Plan, a copy of which may be obtained from the office of the Secretary of the Company.

Sincerely yours,

ROCKWELL COLLINS, INC.

Gary R. Chadick
Senior Vice President,
General Counsel and Secretary

Rockwell Collins, Inc.
400 Collins Road NE, M/S 124-323
Cedar Rapids, IA 52498-0001

With Change of Control